Earnings Per Share (''EPS'') (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jun. 30, 2013	Jul. 01, 2012	Jul. 03, 2011
Reconciliation of the components of the basic and diluted per share
Net Income Attributable to STRATTEC	$ 9,375	$ 8,793	$ 5,418
Less: Income Attributable to Participating Securities	171
Net Income Attributable to Common Shareholders	$ 9,204	$ 8,793	$ 5,418
Weighted Average Shares of Common Stock Outstanding	3,327	3,300	3,285
Incremental Shares – Stock based Compensation	52	30	38
Diluted Weighted Average Shares of Common Stock Outstanding	3,379	3,330	3,323
Basic Earnings Per Share	$ 2.77	$ 2.66	$ 1.65
Diluted Earnings Per Share	$ 2.72	$ 2.64	$ 1.63